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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                            ----------------------------

                                  AMENDMENT NO. 2

                                         TO

                                     FORM 8-K/A

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 1998


                                   IDT CORPORATION
                 ---------------------------------------------------
                (Exact name of Registrant as Specified in its Charter)


         DELAWARE                     0-27898                    22-3415036
----------------------------   ----------------------        -------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


          190 MAIN STREET, HACKENSACK, NEW JERSEY                 07601
          ---------------------------------------           --------------------
          (Address of Principal Executive Offices)              (Zip Code)


                                    (201) 928-1000
                   -----------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


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                                   EXPLANATORY NOTE

     The purpose of this filing is to amend and refile Exhibit 23.1 to Amendment No. 1 to the Registrant's Current Report on Form 8-K, which was filed with the Commission on May 26, 1998. Such Current Report relates to the transactions contemplated by the Agreement and Plan of Merger, dated April 7, 1998, pursuant to which the parties thereto agreed that a wholly owned subsidiary of the Registrant would be merged with and into InterExchange, Inc., a Delaware corporation ("IX"), and that IX would become a wholly owned subsidiary of the Registrant.









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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)  EXHIBITS:

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.1* Agreement and Plan of Merger, dated April 7, 1998, by and among the Registrant, ADM Corp., a wholly owned subsidiary of the Registrant, IX, David Turock, Eric Hecht, Richard Robbins, Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec. (incorporated by reference from Exhibit 2.1 of the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 22, 1998).

23.1           Consent of Amper, Politziner & Mattia P.A.

99.1* The Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of December 31, 1997, 1996 and 1995 and for the three years ended December 31, 1997.

99.2* The Unaudited Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of March 31, 1998 and March 31, 1997 and for the three months ended March 31, 1998 and March 31, 1997.



--------------------------
*  Previously filed.



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                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IDT CORPORATION

                                   By:  /s/ Joyce Mason
                                      ----------------------------
                                      Joyce Mason
                                      General Counsel and Secretary


Date: September 29, 1998